                                                                   Exhibit 10.57


                  [LETTERHEAD OF MACK-CALI Realty Corporation]

April 13, 2000                                                         VIA FEDEX

Mr. Robert A. Yurman
Senior Vice President
Director of Administration
Pershing/DLJ Securities Corporation
1 Pershing Plaza
Jersey City, NJ 07399

RE:   Sixteenth Amendment to Lease
      1 Pershing Plaza, Jersey City, New Jersey

Dear Bob:

Enclosed please find one fully-executed original of the Sixteenth Amendment to Lease between Grove Street Associates of Jersey City Limited Partnership, as Lessor, and Donaldson, Lufkin & Jenrette Securities Corporation, as Lessee, for your records.

If you have any questions, please do not hesitate to contact me.

Very truly yours,

MACK-CALI REALTY CORPORATION
as Agent for
Grove Street Associates of Jersey City Limited Partnership


/s/ Edward J. Guiltinan / lz

Edward J. Guiltinan
Director of Leasing

EJG:lz
Enclosure

cc: M. Dunnigan (w/original), J. Marazzo (w/copy)

                          SIXTEENTH AMENDMENT TO LEASE

1.    PARTIES

      1.1 THIS AGREEMENT made this 31st day of March, 2000 is between GROVE STREET ASSOCIATES OF JERSEY CITY LIMITED PARTNERSHIP, a New Jersey limited partnership having an office at c/o Mack-Cali Realty Corporation, 11 Commerce Drive, Cranford, New Jersey 07016 (hereinafter called "Landlord"), and DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, a Delaware corporation having an office at 277 Park Avenue, New York, New York 10172 (hereinafter called "Tenant").

2.    STATEMENT OF FACTS

      2.1 Landlord and Tenant have previously entered into a Lease dated July 1, 1987 and amendments as described on the attached Schedule #1 covering certain premises in the building at 1 Pershing Plaza, Jersey City, New Jersey (the "Building"); and

      2.2 Tenant wishes to lease the office space on twelfth (12th) floor of the Building and the storage space on Mezzanine B of the Building currently leased to Combined Data Resource, Inc.; and

      2.3   The Expiration Date of the Lease is July 13, 2009; and

      2.4   Landlord and Tenant desire to amend the Lease as set forth below:

3.    TERMS OF AGREEMENT

      NOW, THEREFORE, in consideration of the Premises and the covenants hereinafter, Landlord and Tenant agree as follows:

      3.1 All defined terms used in this Amendment shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

      3.2   The recitals set forth above are incorporated herein by reference.

      3.3 From the date Landlord delivers to Tenant possession of the Additional CDR Space and the CDR Storage Space (as defined hereafter), which shall be on or about April 16, 2000 (the "Effective Date"), Landlord hereby leases to Tenant and Tenant hereby hires from Landlord approximately 14,938 rentable square feet on twelfth (12th) floor of the Building (the "Additional CDR Space") and 235 square feet of storage space (the "CDR Storage Space") as shown cross-hatched on the attached Exhibit A. Tenant has fully inspected the Additional CDR Space and the CDR Storage Space, is satisfied with the condition thereof, and agrees to accept possession of the Additional CDR Space and the CDR Storage Space in its current "AS-IS" condition, as of the date of this Agreement, subject to reasonable wear and tear and damage by fire or other cause.

      3.4 The term applicable to the Additional CDR Space and CDR Storage Space shall commence on the Effective Date and shall expire on the Expiration Date of the Lease.

      3.5 The first sentence of Section 1.02 of the Lease is hereby amended to read in its entirety as follows:

            "The premises hereby leased to Tenant are described on the attached Schedule #2."

      3.6 In addition to the fixed rent to be paid to Landlord by Tenant for the Premises as previously set forth in the Lease, Tenant shall pay Landlord fixed rent for the Additional CDR Space as follows:

            (i) TWENTY-EIGHT THOUSAND FIVE HUNDRED SIX AND 68/100 DOLLARS ($28,506.68) per month for the period commencing April 16, 2000 to July 13, 2004; and

            (ii) THIRTY-FOUR THOUSAND TWO HUNDRED EIGHT AND 02/100 DOLLARS ($34,208.02) per month for the period commencing July 14, 2004 to July 13, 2009.

            The fixed rent shall be payable in the same manner and under the same terms and conditions as the fixed rent currently provided in the Lease.

      3.7 In addition to the fixed rent to be paid to Landlord by Tenant for the Premises as previously set forth in the Lease and the Additional CDR Space as set forth herein, Tenant shall pay Landlord fixed rent of TWO HUNDRED FORTY-FOUR AND 80/100 DOLLARS ($244.80) per month for the period commencing April 16, 2000 to July 13, 2009 for the CDR Storage Space. The fixed rent shall be payable in the same manner and under the same terms and conditions as the fixed rent currently provided in the Lease.

      3.8 As of April 16, 2000, Section 5.01(e) of the Lease is amended to provide that Tenant's Proportionate Share shall be 71.77% (69.37% + 2.4%), and that the agreed upon rentable square foot area of the Demised Premises shall be deemed to be 446,429 square feet. As of October 1, 2000, Section 5.01(e) of the Lease is amended to provide that Tenant's Proportionate Share shall be 75.69% (71.77% + 3.92%), and that the agreed upon rentable square foot area of the Demised Premises shall be deemed to be 470,808 square feet.

      3.9 As of April 16, 2000, Section 5.07(k) of the Lease is amended to provide that Tenant's Operational Proportionate Share shall be 72.56% (70.13% + 2.43%). As of October 1, 2000, Section 5.07(k) of
            the Lease is amended to provide that Tenant's Operational Proportionate Share shall be 76.52% (72.56% + 3.96%).

      3.10 The garage parking space allocation applicable to the Additional CDR Space is twelve (12) spaces. At any time during the Term, Tenant may elect to lease all or less than all of these spaces by sending written notice to Landlord of its intention to lease same. Upon Tenant's election to lease the garage parking spaces, Tenant agrees to pay Landlord the monthly rate Landlord is then charging other tenants in the Building for each space so leased.

      3.11  a.    The cost of electric current which is supplied by Landlord for use by Tenant in the Additional CDR Space and CDR Storage
                  Space, other than for air conditioning purposes, shall be reimbursed to the Landlord at terms, classification and rates normally charged by the public utilities corporation serving that part of the municipality where the Premises are located.

            b. Landlord shall, prior to April 16, 2000, estimate the electric power demand of the electric lighting fixtures and the electric equipment of Tenant to be used in the Additional CDR Space and CDR Storage Space to determine the average monthly electric consumption thereof. During the Term, Tenant shall pay to Landlord, in advance, on the first day of every month in conjunction with Tenant's monthly payments of fixed rent, the amount estimated by Landlord as Tenant's monthly consumption. Said amounts shall be treated as Additional Rent due hereunder. Proportionate sums shall be payable for periods of less than a full month if the term commences or ends on any other than the first or last day of the month. Within sixty
                  (60) days of April 16, 2000, Tenant agrees that Landlord's electrical engineering consultant shall make a survey of electric power demand of the electric lighting fixtures and the electric equipment of Tenant used in the Additional CDR Space and CDR Storage Space to determine the average monthly electric consumption thereof, and the costs of said survey shall be borne by Tenant. The findings of said consultant as to the average monthly electric consumption of Tenant shall, unless objected to by Tenant within thirty (30) days, be conclusive and binding on Landlord and Tenant. After Landlord's consultant has submitted its report, Tenant shall pay to Landlord, within ten (10) days after demand therefor by Landlord, any underpayment (based on the monthly consumption found by such consultant as compared to Landlord's estimate) as owing from the Effective Date, and the then expired months, to include the then current month and thereafter, on the first day of every month, in advance, the amount set forth as the monthly consumption in said report. Any overpayments made by Tenant shall be credited against the next electrical charges then payable to Landlord. If Tenant objects to Landlord's consultant's survey, Tenant shall nevertheless pay and continue to pay the amount determined by Landlord's consultant until the issue is finally resolved, but Tenant may, at its expense, seek the services of an independent electrical consultant who shall make a survey as provided above. If Landlord and Tenant's consultant cannot agree as to Tenant's consumption within thirty (30) days of Tenant's consultant's findings, either Landlord or Tenant may request the American Arbitration Association in Somerset, New Jersey to appoint an electrical engineering consultant whose decision shall be final and binding on Landlord and Tenant, and whose cost shall be shared equally. Upon the issue being finally resolved, any overpayment made by Tenant shall promptly be refunded by Landlord and any underpayment in Tenant's payments shall promptly be paid to Landlord.

      3.12 On or before June 1,2002, Landlord shall provide Tenant a check in the amount of ONE HUNDRED FORTY-NINE THOUSAND THREE HUNDRED EIGHTY AND 00/100 DOLLARS ($149,380.00) towards the cost of improving the Premises (the "CDR Improvement Allowance"). The CDR Improvement Allowance must be used by May 31, 2003, or the allowance shall be withdrawn. All work performed in the Additional CDR Space and CDR Storage Space shall be governed by the provisions of Article 13 "Tenant's Changes" of the Lease. At Landlord's request, Tenant shall furnish Landlord with copies of paid invoices evidencing the work performed in the Premises which equals or exceeds the CDR Improvement Allowance.

      3.13 With respect to this Sixteenth Amendment to Lease, Article 31 (Broker) is hereby deleted and the following shall apply to the leasing of the Additional CDR Space and CDR Storage Space: "Landlord and Tenant represent and warrant to each other that no broker brought about this transaction, and the parties agree to indemnify and hold each other harmless from any and all claims of any broker (claiming to have dealt with the indemnifying party) arising out of or in connection with the negotiations of or entering into of this Amendment by Tenant and Landlord. Landlord represents that there is no commission due to Cushman and Wakefield in connection with this transaction pursuant to any prior agreement between Landlord and Cushman and Wakefield.

      3.14 Tenant represents and warrants that this Amendment and the undersigned's execution of same has been duly authorized and approved by the corporation's Board of Directors. The undersigned officer of the corporation represents and warrants he is an officer of the corporation with authority to execute this Amendment on behalf of the corporation. Landlord represents and warrants that this Amendment and the undersigned's execution of same has been duly authorized and approved by all necessary partnership and corporate actions. The undersigned officer of the corporate general partner of Landlord represents and warrants that he is an officer of the corporation with authority to execute this Amendment on behalf of the corporate general partner of Landlord, and that the corporate general partner of Landlord is authorized to execute this Amendment on behalf of Landlord.

      3.15 Except as modified herein, the Lease dated July 1, 1987 and all amendments and sideletters applicable thereto covering the Premises shall remain in full force and effect as if the same had been set forth in full herein and Tenant and Landlord hereby ratify and confirm all of the terms and conditions thereof. To the best of Tenant's knowledge, Tenant acknowledges that it has no offsets, defenses or counterclaims to its obligations under the Lease as amended hereby.

      THIS Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

GROVE STREET ASSOCIATES OF              DONALDSON, LUFKIN & JENRETTE
JERSEY CITY LIMITED PARTNERSHIP,        SECURITIES CORPORATION,
LANDLORD                                TENANT

By: Mack-Cali Sub IV, Inc.
    General Partner


By: /s/ James G. Nugent                 By: /s/ Robert A. Yurman
    ----------------------------            ------------------------------------
    James G. Nugent                         Robert A. Yurman, Sr. Vice President
    Sr. Vice President - Leasing            Director of Administration

                                   EXHIBIT A                             3/07/00
                                LOCATION OF THE
                              ADDITIONAL CDR SPACE

                               [GRAPHIC OMITTED]

MACK-CALI CORPORATE CENTER
TWELFTH FLOOR
95 CHRISTOPHER COLUMBUS DRIVE
JERSEY CITY, NEW JERSEY 07302

                    SCHEDULE #1 TO LEASE DATED JULY 1, 1987

LANDLORD: Grove Street Associates of Jersey City Limited Partnership

TENANT: Donaldson, Lufkin & Jenrette Securities Corporation

                            DESCRIPTION OF THE LEASE

DATE OF DOCUMENT   DOCUMENT                      SUBJECT
----------------   --------                      -------

July 1, 1987       Lease                         Original Document
July 1, 1987       First Amendment of the Lease  10th Floor Space
July 1, 1987       Side Letter Amendment
June 19, 1989      Side Letter Agreement
March 12, 1992     Second Amendment to Lease     Mezz. B - Storage Space
December 27, 1992  Third Amendment to Lease      11th Floor Space
September 29, 1993 Side Letter Agreement
December 23, 1993  Fourth Amendment to Lease     Mezz. B - Storage Space
May 1, 1994        Fifth Amendment to Lease      12th Floor - Temp. Space
March 9, 1995      Sixth Amendment to Lease      Mezz. B - Temp. Storage Space
June 16, 1995      Seventh Amendment to Lease    14th Flr. - Temp. Storage Space
April 4, 1996      Eighth Amendment to Lease     14th & 15th Floor Space
April 4, 1996      Ninth Amendment to Lease      14th & 15th Floor Space
December 31, 1996  Tenth Amendment to Lease      Floor 12A Space
February 7, 1997   Eleventh Amendment to Lease   Dry cooler installation
August 18, 1997    Twelfth Amendment to Lease    12th Floor Space - 4,809 sf
January 12, 1998   Thirteenth Amendment to Lease Strachan Space (Floors 12 &
                                                 12A)
December 28, 1998  Fourteenth Amendment to Lease CDR Space (12th Floor Space)
June 16, 1999      Fifteenth Amendment to Lease  Equitable Space (Floor 12A
                                                 Space)

                     SCHEDULE #2 to Lease dated July 1,1987

      Landlord: Grove Street Associates of Jersey City Limited Partnership

          Tenant: Donaldson, Lufkin & Jenrette Securities Corporation

                       Description of the LEASED PREMISES

                             OFFICE      STORAGE           TEMPORARY
            FLOOR(S)         SPACE       SPACE             SPACE

             2-9              256,925
              10               35,820
             2-10             292,745
            Lobby               4,800
                              -------
Lobby, 2-10                   297,545
              11               36,600
Lobby, 2-11                   334,145
Storage (kitchen)                             8,194
Storage Space #1                              1,800
Storage Space #2                              3,747
Storage-Temporary #1                                             794
            14&15              73,200
              12A               6,507
               12               4,809
Subtotal                      418,661        13,741              794
 CDR Space                      6,811             0                0
Subtotal                      425,472        13,741              794
 Equitable Space               6,019              0                0
Subtotal                      431,491        13,741              794
 Additional CDR Space          14,938           235
Subtotal                      446,429        13,976              794
 Strachan 12                   10,307             0                0
 Strachan 12A                  14,072             0                0

TOTAL S.F. AREAS              470,808        13,976              794

                                   EXHIBIT A

                        [LETTERHEAD OF CALI ASSOCIATES]

                                        June 15, 1989       ORIGINAL

Mr. Pete Moffitt
Pershing
120 Broadway
New York, NY 10271

                                        Re: Call Financial Tower
                                            Jersey City, New Jersey
                                            Pershing Move-in

Dear Pete:

Below is a completion list for Pershing's move in on July 14, 1989:

1. Air conditioning fully operational for the Pershing spaces working 7:00 a.m. to 7:00 p.m. Seven days a week by 6/23.

2.    Completion of Pete Moffitt's pre-punch list (priority items).

3. Complete revision to the 4th and 8th floors by 7/3 so as to be functional.

4.    All service technical manuals turned over to Pershing by 6/30.

5.    Carpet installed on mezzanine, cafeteria level, 6/19/89.

6. Mezzanine storage level kitchen and storage spaces 100% complete 7/5/89 or pay penalty.

7. Elevators - all six low rise elevators programmed and carpeted by 6/26/89. The freight elevator turned over to Pershing 6/28/89.

8. Ground floor atrium carpeting, Phase I, installing 6/26/89 between temporary wall and elevator lobby (LR).

9. The mechanical equipment testing sequence completed 6/15/89 in the evening. If this date is not met, Pershing will then rely solely on Cali's base building cooling towers on the mechanical penthouse and finish up the testing at night starting 6/19/89 on an overtime basis. Once all the mechanical and electrical testing is completed, Cali will officially turn over the system to Pershing and finish load test 6/26/89 and 6/27/89 during the day.

10.   Install Pershing ashtrays in the elevator lobbies.

11.   10th floor complete all core and perimeter work.

12.   A. J. Celiano will finish 8th floor quote room duct work. 6/30

13. Ground floor atrium - Pershing security desk completed & related tenant work by 6/30.

      *     as shown on Addenda to blueprints CN-04 dated May 30, 1989.

Mr. Pete Moffitt
Pershing
Page 2


14.   Scholes complete all light lens installation.

15.   Speedwell complete venetian blinds.

16. Complete the following millwork: The 8th floor executive reception desk's mahogany was approved for fabrication 6/13/89. Cali will make every effort possible to have this desk complete but if this date is not met, it cannot be used against us to prevent your move in. 3rd floor pass thru window complete.

17.   Provide parking for Pershing. by 7/14

18.   Loading dock complete for Pershing deliveries. by 6/28

19.   Exterior windows cleaned (To be determined).

20.   Bathroom's toilet seats. by 6/23 & cleaned.

Pete, the aforementioned items must be completed by July 14, 1989 unless otherwise noted.

                                        Very truly yours,

                                        GROVE STREET DEVELOPMENT CORP.


                                        /s/ Cliff Nielson

                                        Cliff Nielson

Accepted and Agreed:


/s/ Rick W. Daunno                      /s/ Alton Jones
------------------------------          ----------------------------------------
Rick Daunno/Cali Associates             Alton Jones/Pershing



/s/ Cliff Nielson                       /s/ Peter Moffitt
------------------------------          ----------------------------------------
Cliff Nielson /Cali Associates          Peter Moffitt/Pershing

Pershing                                                                    MEMO

                                   EXHIBIT B

TO:      R. Daunno                       DATE: June 12, 1989

FROM:    Peter T. Moffitt

SUBJECT: Open (Pre-Punch) Items & Incompletes by Floor

--------------------------------------------------------------------------------

      The progress made to Date shows that we still have 93 items to go on 1 levels. Eighty-two (82) of which are critical must be done prior to "Move-In".

Typical Items Of Concern (Tenant Improvement)

o All Painting                            (Incomplete)
o Cafeteria Level                         (Incomplete)
o Lobby Level (Tenant Area)               (Incomplete)
o Special Pass-Thru Windows (3rd(1)       (Still Missing Glass)
o Kitchen Level                           (Incomplete)
o Executive Suite - Reception
  Room Custom Desk (8th)                  Proceeding - Date Missed

--------------------------------------------------------------------------------

      We STILL are uncertain as to whether all the sales tax credits are accurate. Please advise status as advised in memo EIGHT weeks ago.

      Our floor updates will only cover Lobby, Mezz. A & Mezz. B from now on. A separate "Punch List" report was handed off for 4/5/6/7/8, by Mancini-Dutfy. The 9th floor Punch-List is to be turned over this week and he 3rd floor (Architectural) will be complete Monday 6/19/89. The Lobby & Mezz. A/B will proceed when substantial completion has been accomplished.

CC:   J. Demetrakis
      B. Cali
      J. Hurlay
      Executive Committee

                                                                   As Of 6/12/89

                    STATUS REPORT OF EVENTS TO BE COMPLETED
                         Before "Punch List" Inspection

FLOOR       TOTAL ITEMS       ITEMS COMPLETE         ITEM INCOMPLETE OR "NOT ST"
-----       -----------       --------------         ---------------------------

Lobby           76                 61                           15

Mezz. A.        76                 56                           20

Mezz. B.        76                 26                           50

8th*            76                 68                            6

--------------------------------------------------------------------------------

TOTALS         504                211                           93

*Note: o     8th Floor should be removed from this report & is ready for Punch
             List.

       o     Please complete 8 items "ASAP"

Key: (1) Items Critical - Must be done before "Move-In"
     (2) Items Critical - Would like done before Move-in"
                          Re-Cap of 93 items
                          ------------------
                          (1)       82 items
                          (2)       11 items

                                                                  (Date) 6-12-89

 1. Drywall - Framing             |X|      26.  Sprinkler - Mains           |X|
 2. Drywall - Rock                |X|      27.  Sprinkler - Branch          |X|
 3. Drywall - Prep                |X|      28.  Sprinkler - Drops           |X|
 4. Drywall - Prime               |X|      29.  Sprinkler - Heads           |X|
 5. Drywall - Paint               |X|      30.  Sprinkler - Caps            |X|
 6. Drywall - Frames              |X|
 7. Drywall - Doors               |X|      31.  Raised Floor - Open Area    |X|
 8. Drywall - Hdwe                |X|      32.  Raised Floor - Cut Ins      |X|
                                           33.  Raised Floor - Hatch Pcs.   N/A
 9. Elec. - Rough Clg.            |X|      34.  Raised Floor - Screw Downs  |/|
10. Elec. - Rough Flr.            |X|      35.  Raised Floor - Ramps        N/A
11. Elec. - Rough Walls           |X|      36.  Raised Floor - Steps        |/|
12. Elec. - Lighting (set)        |X|      37.  Raised Floor - Railing      N/A
13. Elec. - Lts. Wired            |X|
14. Elec. - Lts. Lens/Grill       |X|      38.  Ceiling - Rock           (1)|/|
15. Elec. - Exit Lts.             |X|      39.  Ceiling - Prep           (1)| |
16. Elec. - Fire Lts.             |X|      40.  Ceiling - Prime/Paint    (1)| |
17. Elec. - Under Flor. Box       N/A      41.  Ceiling - Grid              |X|
18. Elec. - Match/Wall Cover      |/|(2)   42.  Ceiling - Heat Slot         |X|
                                           43.  Ceiling - Tile              |X|
19. HVAC - Tin                    |X|
20. HVAC - Diffusers              |X|      44.  Millwork - Lobby            |X|
21. HVAC - Boots                  |X|      45.  Millwork - Pantry           |X|
22. HVAC - Thermos                |/|(1)   46.  Millwork - Columns          N/A
                                           47.  Millwork - Special          |X|
23. Plumbing - Roughing           |X|
24. Plumbing - Fixtures           |X|      48.  Other - VCT&Base         (1)|/|
25. Plumbing - Finishers          |X|      49.  Other - Glass               |X|
                                           50.  Other - Vinyl W.C.          N/A
     SPECIALS
                                                 CLEAN-UP
 1. Str. Stl. - HVY               |X|
 2. Str. Stl. - LT                |X|       1.  Debris                   (1)|/|
 3. Str. Stl. - Stairs            N/A       2.  Excess Materials         (1)|/|
 4. Str. Stl. - Grating           N/A       3.  Final                    (1)|/|

 5. Granite                       |/|(1)         Misc:
                                            1.  Hoist Area (All Trades)     N/A
 6. Marble                        |/|(1)    2.  Trash Chute (As Needed)     N/A

 7. Ceramic Tile                  |X|
                                                 Key
 8. Core Toilets - Tile           N/A       / = Started                     |/|
 9. Core Toilets - Clg.           N/A       X = Done                        |X|
10. Core Toilets - Part           N/A       N/A =  Not Applicable           N/A
11. Core Toilets - Lts            N/A
12. Core Toilets - Fixt.          N/A
13. Core Toilets - Millwork       N/A
14. Core Toilets - Hdwe           N/A

15. Core Stairs - Doors           |X|
16. Core Stairs - Hdwe            |X|

17. Lobby - Clg.                  N/A
18. Lobby - Lts.                  N/A
19. Lobby - Vinyl W.C.            N/A

20. Equipment - Special           |/|(1)

                                                             (Date) 6-12-89

 1. Drywall - Framing           |X|     26. Sprinkler - Mains            |X|
 2. Drywall - Rock              |X|     27. Sprinkler - Branch           |X|
 3. Drywall - Prep              |X|     28. Sprinkler - Drops            |X|
 4. Drywall - Prime             |X|     29. Sprinkler - Heads            |X|
 5. Drywall - Paint             |X|     30. Sprinkler - Caps             |/|
 6. Drywall - Frames            |X|(1)
 7. Drywall - Doors             |X|     31. Raised Floor - Open Area     |X|
 8. Drywall - Hdwe              |X|     32. Raised Floor - Cut Ins       |X|
                                        33. Raised Floor - Hatch Pcs.    N/A
 9. Elec. - Rough Clg.          |X|     34. Raised Floor - Screw Downs   |X|
10. Elec. - Rough Flr.          |X|     35. Raised Floor - Ramps         N/A
11. Elec. - Rough Walls         |X|     36. Raised Floor - Steps         |X|
12. Elec. - Lighting (set)      |/|(1)  37. Raised Floor - Railing       |X|
13. Elec. - Lts. Wired          |/|(1)
14. Elec. - Lts. Lens/Grill     |/|(1)  38. Ceiling - Rock               |X|
15. Elec. - Exit Lts.           |X|     39. Ceiling - Prep               |X|
16. Elec. - Fire Lts.           |X|     40. Ceiling - Prime/Paint        |/|
17. Elec. - Under Flor. Box     N/A     41. Ceiling - Grid               |X|
18. Elec. - Match/Wall Cover    |/|(1)  42. Ceiling - Heat Slot          |X|
                                        43. Ceiling - Tile               |/|
19. HVAC - Tin                  |X|
20. HVAC - Diffusers            |X|     44. Millwork - Lobby             |X|
21. HVAC - Boots                |X|     45. Millwork - Pantry            N/A
22. HVAC - Thermos              |/|(1)  46. Millwork - Columns           |X|
                                        47. Millwork - Special           |X|
23. Plumbing - Roughing         |/|(1)
24. Plumbing - Fixtures         |/|(1)  48. Other - VCT&Base             |X|
25. Plumbing - Finishers        |/|(1)  49. Other - Glass                N/A
                                        50. Other - Vinyl W.C.           | |
     SPECIALS
                                              CLEAN-UP
 1. Str. Stl. - HVY             |X|
 2. Str. Stl. - LT              |X|      1. Debris                       |/|(1)
 3. Str. Stl. - Stairs          |X|(1)   2. Excess Materials             |/|(1)
 4. Str. Stl. - Grating         N/A      3. Final                        |/|(1)

 5. Granite                     N/A          Misc
                                         1. Hoist Area (All Trades)      N/A
 6. Marble                      N/A      2. Trash Chute (As Needed)      N/A

 7. Ceramic Tile                |/|(1)       Key:
                                             / = Started                 |/|
 8. Core Toilets - Tile         |X|          X = Done                    |X|
 9. Core Toilets - Clg.         |/|(1)       N/A =  Not Applicable       N/A
10. Core Toilets - Part         |X|
11. Core Toilets - Lts          |/|(1)
12. Core Toilets - Fixt.        |/|(1)
13. Core Toilets - Millwork     |/|(1)
14. Core Toilets - Hdwe         |X|

15. Core Stairs - Doors         |X|
16. Core Stairs - Hdwe          |X|

17. Lobby - Clg.                |X|
18. Lobby - Lts.                |X|
19. Lobby - Vinyl W.C.          | |(2)

20. Equipment -  Special        |/|(1)

                                                             (Date) 6-12-89

 1. Drywall - Framing           |X|        26. Sprinkler - Mains          |X|
 2. Drywall - Rock              |/|(1)     27. Sprinkler - Branch         |X|
 3. Drywall - Prep              |/|(1)     28. Sprinkler - Drops          |X|
 4. Drywall - Prime             | |(1)     29. Sprinkler - Heads          |/|
 5. Drywall - Paint             | |(1)     30. Sprinkler - Caps           | |
 6. Drywall - Frames            |/|(1)
 7. Drywall - Doors             |/|(1)     31. Raised Floor - Open Area   N/A
 8. Drywall - Hdwe              |/|(1)     32. Raised Floor - Cut Ins     N/A
                                           33. Raised Floor - Hatch Pcs.  N/A
 9. Elec. - Rough Clg.          |/|(1)     34. Raised Floor - Screw Downs N/A
10. Elec. - Rough Flr.          |/|(1)     35. Raised Floor - Ramps       N/A
11. Elec. - Rough Walls         |/|(1)     36. Raised Floor - Steps       N/A
12. Elec. - Lighting (set)      | |(1)     37. Raised Floor - Railing     N/A
13. Elec. - Lts. Wired          | |(1)
14. Elec. - Lts. Lens/Grill     | |(1)     38. Ceiling - Rock             | |
15. Elec. - Exit Lts.           |/|(1)     39. Ceiling - Prep             | |
16. Elec. - Fire Lts.           |/|(1)     40. Ceiling - Prime/Paint      | |
17. Elec. - Under Flor. Box     N/A(1)     41. Ceiling - Grid             | |
18. Elec. - Match/Wall Cover    |/|(1)     42. Ceiling - Heat Slot        | |
                                           43. Ceiling - Tile             | |
19. HVAC - Tin                  |/|(1)
20. HVAC - Diffusers            |/|(1)     44. Millwork - Lobby           N/A
21. HVAC - Boots                |/|(1)     45. Millwork - Pantry          N/A
22. HVAC - Thermos              |/|(1)     46. Millwork - Columns         N/A
                                           47. Millwork - Special         |/|(1)
23. Plumbing - Roughing         |/|(1)
24. Plumbing - Fixtures         |/|(1)     48. Other - VCT&Base           |/|(1)
25. Plumbing - Finishers        |/|(1)     49. Other - Glass              |/|(1)
                                           50. Other - Vinyl W.C.         |/|--
           SPECIALS
                                                       CLEAN-UP
 1. Str. Stl. - HVY             |X|
 2. Str. Stl. - LT              |X|         1. Debris                     |/|(1)
 3. Str. Stl. - Stairs          |X|(1)      2. Excess Materials           |/|(1)
 4. Str. Stl. - Grating         N/A         3. Final                      |/|(1)

 5. Granite                     N/A                   Misc
                                            1. Hoist Area (All Trades)    N/A
 6. Marble                      N/A         2. Trash Chute (As Needed)    N/A

 7. Ceramic Tile                |/|(1)                Key:
                                            / = Started                   |/|
 8. Toilets - Tile              | |(1)      X = Done                      |X|
 9. Toilets - Clg.              | |(1)      N/A =  Not Applicable         N/A
10. Toilets - Part              | |(1)
11. Toilets - Lts               | |(1)
12. Toilets - Fixt.             | |(1)
13. Toilets - Millwork          N/A
14. Toilets - Hdwe              | |(1)

15. Core Stairs - Doors         |X|
16. Core Stairs - Hdwe          |X|

17. Lobby - Clg.                | |(1)
18. Lobby - Lts                 | |(1)
19. Lobby - Vinyl W.C.          N/A

20. Equipment - Special         |/|(1)

                                                            (Date) 6-12-89

 1. Drywall - Framing           |X|       26.  Sprinkler - Mains          |X|
 2. Drywall - Rock              |X|       27.  Sprinkler - Branch         |X|
 3. Drywall - Prep              |X|       28.  Sprinkler - Drops          |X|
 4. Drywall - Prime             |X|       29.  Sprinkler - Heads          |X|
 5. Drywall - Paint             |X|       30.  Sprinkler - Caps           |X|
 6. Drywall - Frames            |X|
 7. Drywall - Doors             |X|       31.  Raised Floor - Open Area   |X|
 8. Drywall - Hdwe              |X|       32.  Raised Floor - Cut Ins     |X|
                                          33.  Raised Floor - Hatch Pcs.  |X|
 9. Elec. - Rough Clg.          |X|       34.  Raised Floor - Screw Downs |X|
10. Elec. - Rough Flr.          |X|       35.  Raised Floor - Ramps       N/A
11. Elec. - Rough Walls         |X|       36.  Raised Floor - Steps       N/A
12. Elec. - Lighting (set)      |X|       37.  Raised Floor - Railing     N/A
13. Elec. - Lts. Wired          |X|
14. Elec. - Lts. Lens/Grill     |X|       38.  Ceiling - Rock             |X|
15. Elec. - Exit Lts.           |X|       39.  Ceiling - Prep             |X|
16. Elec. - Fire Lts.           |X|       40.  Ceiling - Prime/Paint      |X|
17. Elec. - Under Flor. Box     |X|       41.  Ceiling - Grid             |X|
18. Elec. - Match/Wall Cover    |X|       42.  Ceiling - Heat Slot        |/|(2)
                                          43.  Ceiling - Tile             |X|
19. HVAC - Tin                  |X|
20. HVAC - Diffusers            |X|(2)    44.  Millwork - Lobby           |X|
21. HVAC - Boots                |X|       45.  Millwork - Pantry          |X|
22. HVAC - Thermos              |X|       46.  Millwork - Columns         |X|
                                          47.  Millwork - Special         |/|(2)
23. Plumbing - Roughing         |X|
24. Plumbing - Fixtures         |X|       48.  Other - VCT&Base           |X|
25. Plumbing - Finishers        |X|       49.  Other - Glass              |X|
                                          50.  Other - Vinyl W.C.         |X|
           SPECIALS
                                                       CLEAN-UP
 1. Str. Stl. - HVY             N/A
 2. Str. Stl. - LT              N/A        1.  Debris                     |/|(1)
 3. Str. Stl. - Stairs          N/A        2.  Excess Materials           |/|(1)
 4. Str. Stl. - Grating         N/A        3.  Final                      |/|(1)

 5. Granite                     N/A                   Misc
                                           1.  Hoist Area (All Trades)    |X|
 6. Marble                      |X|        2.  Trash Chute (As Needed)    |X|

 7. Ceramic Tile                N/A                   Key:
                                           / = Started                    |/|
 8. Core Toilets - Tile         |X|        X = Done                       |X|
 9. Core Toilets - Clg.         |X|        N/A = Not Applicable           N/A
10. Core Toilets - Part         |X|
11. Core Toilets - Lts          |X|
12. Core Toilets - Fixt.        |X|
13. Core Toilets - Millwork     |X|
14. Core Toilets - Hdwe         |X|

15. Core Stairs - Doors         |X|
16. Core Stairs - Hdwe          |X|

17. Lobby - Clg.                |X|
18. Lobby - Lts.                |X|
19. Lobby - Vinyl W.C.          | |

20. Equipment - Special         |/|